Summary Prospectus	July 31, 2015

Gottex Endowment Strategy Fund

Class (Ticker): A (GTEAX), I (GTEIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information online at https://www.gottex.com/files/file/download/id/1380. You can also get this information at no cost by calling (888) 946-8839, by emailing a request to GottexFunds@umb.com, by writing to the Fund at P.O. Box 2175, Milwaukee, WI 53201, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated July 31, 2015, are incorporated by reference into this Summary Prospectus. They can be found online at https://www.gottex.com/products/fund/gottex-endowment-strategy-fund/fund-documents.

Gottex Endowment Strategy Fund’s primary investment objective is to seek maximum total return through capital appreciation and/or income, consistent with an acceptable level of risk as determined by the Adviser.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

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FUND SUMMARY

Investment Objective

The Fund’s investment objective is to seek maximum total return through capital appreciation and/or income, consistent with an acceptable level of risk as determined by the Adviser.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $1,000,000 in Gottex funds. More information about these and other discounts is available from your financial professional and under “Before You Invest” beginning on page 21 of the Fund’s Prospectus, and under “Purchase, Redemption and Pricing of Shares” beginning on page 34 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.60%	1.60%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.14%	1.14%
Acquired Fund Fees and Expenses	1.13%	1.13%
Total Annual Operating Expenses	4.12%	3.87%
Amount Reduced Under Expense Limitation Agreement(1)	1.00%	1.00%
Total Annual Operating Expenses After Limitation	3.12%	2.87%

(1)	The Adviser has entered into an expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (which includes organization and offering expenses, but excludes taxes, interest, brokerage commissions, dividends on short sales and non-recurring or extraordinary expenses), to the extent that they exceed 1.99% of the average daily net assets of the Fund’s Class A shares and 1.74% of the average daily net assets of the Fund’s Class I shares (the “Expense Limitation”). In addition, Acquired Fund Fees and Expenses are not included in the Expense Limitation as they do not represent direct expenses of the Fund, but represent indirect expenses incurred by the Fund and its shareholders. The Fund will carry forward the amount of any such expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts to the extent that the reimbursement does not cause the Fund’s operating expenses to exceed the Expense Limitation in effect at the time the Fund’s fees were waived or expenses were paid or absorbed by the Adviser. The Expense Limitation Agreement will remain in effect through July 31, 2016, and may not be terminated before that date, except that the Agreement will automatically terminate upon the termination of the investment advisory agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the Expense Limitation Agreement for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$823	$1,626	$2,442	$4,548
Class I	$290	$1,090	$1,907	$4,033

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended March 31, 2015, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by employing a multi-asset, multi-strategy, alternative investments oriented “endowment style” investment program under which it seeks to construct a broadly diversified portfolio through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset classes (the “Asset Classes”). By “endowment style,” the Fund means that its investment program has an alternative investments orientation and seeks to provide shareholders with both asset allocation across various Asset Classes and portfolio management services in one product.

The Adviser currently anticipates that the Fund will have exposure to the following Asset Classes:

Global Equities.  Global equities includes U.S. and non-U.S. equity investments, including securities issued by companies in developed and emerging markets (i.e., those that are in the initial stages of their industrial cycles), exchange-traded funds (“ETFs”) and other investment companies or pooled investment vehicles that seek exposure to equities (“Global Equities”). Exposure to Global Equities also may be achieved through derivative instruments such as equity-related futures and swaps. The Global Equities Asset Class is expected to generally include allocations to long-only investments (i.e., investments for which the Fund’s portfolio manager anticipates an increase in value) and is expected to cover a wide range of geographic regions, investment styles (i.e., growth and value investing), industries and sectors and market capitalizations.

Global Fixed Income.  Global fixed income includes U.S. and non-U.S. fixed income investments, including sovereign, corporate, agency and high yield debt securities (commonly referred to as “junk bonds”), and ETFs and other investment companies or pooled investment vehicles that seek exposure to fixed income instruments (“Global Fixed Income”). This Asset Class is expected to include exposure to fixed-income investments across a wide range of U.S. and non-U.S. (including emerging markets) government securities (including agencies and instrumentalities), corporate and mortgage or other asset-backed debt securities. There are no credit quality restrictions on the Fund’s fixed income investments, and all of the assets allocated to the Global Fixed Income Asset Class may be invested in securities rated below investment grade, or in unrated securities determined by the Adviser to be of comparable quality. However, the Fund will not invest more than 10% of its net assets in fixed income securities of issuers that are in default or exhibit a high probability of default.

Alternative and Hedge Fund Investments.  Alternative and hedge fund investments include investments in private investment funds, ETFs or other registered investment companies, including funds of hedge funds, that employ a variety of investment strategies, such as event-driven, equity and/or credit long/short, relative value, and arbitrage strategies. Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Relative value strategies involve identifying and exploiting disparities in pricing relationships between instruments with similar pricing characteristics. Arbitrage strategies involve identifying and exploiting pricing inefficiencies in certain securities, markets or countries. In addition, the Fund may invest in pooled vehicles that attempt to isolate the market generated risk and returns associated with a particular hedge fund strategy and generate returns consistent with such risk by using liquid, tradable instruments.

The Fund may also make investments that attempt to replicate the behavior of the overall hedge fund industry, as measured by one or more hedge fund indices, or certain individual hedge fund strategies, such as event driven, managed futures or merger arbitrage. These investments use various quantitative techniques to seek to determine the factors that explain hedge fund returns and then identify and invest in instruments with exposures to those factors.

In addition to varied investment strategies, the investments in this Asset Class may have exposure to a wide variety of investment types, including U.S. and non-U.S. equity, fixed income, commodity and real estate investments.

Private Equity and Special Opportunity Investments.  Private equity and special opportunity investments include interests in pooled vehicles, such as registered open-end and closed-end investment companies, ETFs, and funds traded publicly on foreign exchanges, that invest in private equity or private equity companies. Private equity companies include those whose principal business is to invest in, lend capital to or provide services to privately held companies.

The pooled vehicles in which the Fund may invest may themselves invest in one or more particular types of private companies, such as buyout, venture capital, growth capital or distressed companies (“Private Equity and Special Opportunity Investments”). Private equity and special opportunity investing seeks to generate capital appreciation through investments (directly or indirectly) in private companies in need of capital. The private equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities.

Real Asset Strategies.  It is currently expected that the real asset strategies Asset Class would be comprised of investments in: (a) real estate investment trusts (commonly known as “REITs”) that are publicly traded and/or private partnerships that make direct investments in: (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties; (ii) raw land, which may be held for development or for the purpose of appreciation; or (iii) conventional mortgage loans, participating mortgage loans, loans issued by REITs or other real estate companies or government sponsored entities, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations; and (b) commodity-related investments, including exchange-traded futures and OTC futures in foreign markets with respect to physical commodities, investment funds managed by commodity trading advisers (including long/short managers) and commodity-based ETFs. The Real Asset Strategies Asset Class investments may be in the U.S. or non-U.S. countries, including “emerging markets.” In addition to seeking returns, the Real Asset Strategies Asset Class is utilized to gain an “inflation hedge” that could enhance the Fund’s returns during periods of financial market underperformance.

Exposure to alternative and hedge fund investments and private equity and special opportunity investments may be achieved through derivative instruments, including futures, options or swaps, such as total return, volatility and variance swaps. Swap agreements are agreements between two parties to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or other assets, which may be adjusted for an interest factor. Volatility and variance swaps are agreements between two parties to make payments based on the difference between the implied volatility or variance (i.e., the measured volatility mathematically squared) and the future realized volatility or variance of an underlying asset during a stated time period. The Fund’s derivative positions in these Asset Classes may be both long and short. A short derivative position is one where the Fund’s portfolio managers anticipate a price decrease in the underlying asset.

Exposure to each of the foregoing Asset Classes may include allocations to specialty managers, such as real estate and sector oriented energy managers, through investment in commingled funds managed by these managers (using both traditional and alternative investment approaches) or through the establishment of a sub-advisory relationship with individual managers.

The Fund’s Asset Class exposures will be based on the Adviser’s periodic assessments of: (i) overall market conditions; (ii) the relative risks of various Asset Classes; (iii) the correlation of Asset Classes with broader market indices and each other; and (iv) other factors, including, without limitation, liquidity needs, legal, regulatory or tax considerations and attendant trading costs. To the extent that the Fund’s investments create leverage, the Fund intends to limit leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk, consistent with the requirements of Section 18(f) of the 1940 Act and related Staff guidance.

The Adviser’s approach to Asset Class allocation decisions includes both strategic and tactical elements. The Adviser reviews current and anticipated financial market conditions, including a wide spectrum of market data and long-term structural market relationships in order to construct an intermediate term strategic asset allocation. That asset allocation embodies a top down view of individual Asset Classes and represents the outlook for the subsequent 24 to 36 months.

Although the allocation ranges may change over time, the Fund’s current target allocation ranges for the Asset Classes are as follows:

Asset Class	Current Target Allocation
Global Equities	20 to 60%
Global Fixed Income	0 to 25%
Alternative and Hedge Fund Investments	20 to 45%
Private Equity and Special Opportunity Investments	0 to 20%
Real Asset Strategies	0 to 20%

The above target allocation represents the Fund’s expected range of economic exposure to each Asset Class, which may not necessarily correspond to the percent of the Fund’s net asset value represented by each Asset Class where, for example, certain investments in a particular Asset Class include financial or embedded leverage. The allocation ranges may change over time. The extent of the Adviser’s use of the Macro Market Asset Allocation Overlay (described below) could also materially alter allocations among the Asset Classes.

In addition to investing in the Asset Classes described above, the Adviser may employ a Macro Market Asset Allocation Overlay with respect to a portion of the Fund’s assets (generally not expected to exceed 35% of the Fund’s net asset value). The Macro Market Asset Allocation Overlay is designed to supplement the other investments in the Fund through investment in shorter-term tactical opportunities (defined currently as having expected investment horizons approximating three to nine months) identified by the Adviser. The Macro Market Asset Allocation Overlay seeks to enhance the Fund’s risk/return profile through adding opportunities for realizing short-term returns (primarily through capital appreciation, and potentially, to a much lesser extent, income), and providing enhanced portfolio diversification. Investments in the Macro Market Asset Allocation Overlay generally may include long and short positions in ETFs, traditional capitalization-weighted index funds and non-capitalization-weighted index funds, both long and short derivative instruments, including futures, forward contracts, options and swaps contracts, structured notes, or traditional equity and debt investments. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. The Adviser has complete discretion in determining whether, and to what extent, to engage in this tactical strategy.

The Fund may invest without limitation in foreign securities and other foreign instruments, including those in emerging markets.

The Fund’s investments in hedge funds and other unregistered funds will be treated as illiquid assets and, together with any of the Fund’s other illiquid assets, limited to no more than 15% of the Fund’s net assets, in accordance with the Fund’s non-fundamental policy to limit investments in illiquid assets. If more than 15% of the Fund’s net assets are invested in illiquid assets, the Adviser will take prompt and reasonable action to reduce the Fund’s illiquid assets holdings to 15% or less of its net assets.

The Fund has established a secured line of credit with UMB Bank, n.a. primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities, and has agreed to pledge certain assets, to be held in custody by UMB Bank, n.a., as collateral against any drawdown it makes on the line of credit.

Principal Risks

Like all investments in securities, you risk losing money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. Principal risks of investing in the Fund include:

Market risk.  The value of the Fund will be affected by daily movements in the prices of the securities, derivative instruments, REITs or other assets in which the Fund invests in each Asset Class. These price movements may result from factors affecting individual companies, industries, governments, securities markets, interest rates or commodities markets as a whole. In addition, stock and commodities markets (and certain bond markets) can be especially volatile, and prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all prices change uniformly or at the same time, and not all markets move in the same direction at the same time.

Manager risk.  The Fund’s ability to achieve its investment objective depends heavily upon the Adviser’s analysis of various market factors and the Adviser’s ability to select an appropriate mix of Asset Classes and investments within Asset Classes based on its analysis of such factors. The particular asset allocation selected for the Fund may not perform as well as other asset allocations that could have been selected for the Fund. The Fund may experience losses or poor relative performance if the Adviser allocates a significant portion of the Fund’s assets to an Asset Class that does not perform as the Adviser anticipated, including relative to other Asset Classes. It is possible that the advisor’s allocation of Fund assets across specific Asset Classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective. It is also possible that the Macro Market Asset Allocation Overlay will not perform as expected and decrease, rather than enhance, the Fund’s returns. The Fund’s asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

Commodities risk.  The Fund may engage in the trading of futures and other commodities contracts, including options on futures, spot instruments and over-the-counter derivatives, for speculative hedging and other purposes. These types of trades are highly specialized and have specific risks. Among the risks involved in this type of investing are systematic (general market) risk and commodity-specific risk. Systematic risk applies to the general movements of the broad commodities markets. Commodity-specific risk relates to individual price performance that is affected by factors or events that relate to that specific commodity. Commodity futures trading may also be illiquid, and commodity futures prices are highly volatile, and are influenced by events such as changing supply and demand relationships, government programs and policies and changes in interest rates and other national and international political and economic events.

Derivatives risk.  The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Counterparty risk.  The Fund may invest in securities, commodities and other financial instruments that involve counterparties. A counterparty to a transaction may not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

Currency risk.  Securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.

Foreign securities risk.  The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Emerging markets risk.  The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Fixed income securities risk.  Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Non-investment grade (junk) debt securities debt securities risk.  Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a nationally recognized statistical rating organization (“NRSRO”) of below investment grade or have been given no rating, and are considered by the NRSRO or the Adviser to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. In addition, the market for lower grade debt securities may be thinner, less active and more volatile than for higher grade debt securities.

Private equity and special opportunity investments risk.  The Fund will be invested (through private equity funds) in private companies, which involve a high degree of risk, are generally illiquid, and can be in small and middle markets which can be extremely risky (relative to public companies), and generally have less reliable information available to investors. Private equity funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, and their performance may be adversely impacted by the poor performance of a small number of investments, or even a single investment.

Liquidity risk.  The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. This risk may be particularly acute for certain of the Fund’s derivative investments, such as total return swaps on individual hedge funds, and its direct investments in hedge funds or other private funds.

REIT risk.  REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.

The Fund may also invest in private partnerships that invest in real estate. Although they may offer the opportunity to generate attractive returns, they do not provide the liquidity offered by REITs.

Small and Mid-Capitalization Companies.  Securities of small- (or micro-) capitalization companies, mid-capitalization companies and recently organized companies may be more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. Securities of such companies also may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Leverage risk.  Leverage exists when the Fund purchases or sells an investment, such as a swap or future, or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than its initial investment. Leverage created from these types of investments, borrowing money or certain types of transactions may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time and increase volatility. There is no assurance that the Fund’s use of the leveraged instruments will enable the Fund to achieve its investment objective. The Fund’s use of derivatives and leverage could, under certain market conditions, cause the Fund’s losses to be more significant than other mutual funds.

Tax risk.  The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level.

Unregistered fund risk.  The Fund may invest in hedge funds and other pooled vehicles that are not registered as investment companies under the 1940 Act, and may implement strategies to replicate the returns of such vehicles. Investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds). Investments in the hedge funds and other unregistered vehicles are often illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees. In addition, the strategies of such funds may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated.

ETF risk.  Investments in ETFs and similar investment vehicles, in particular, involve certain investment risks, including the risk that the general level of stock prices may decline, the risk of owning the underlying securities they are designed to track and the risk that an ETF may not fully replicate the performance of its benchmark index. In addition, because ETFs and similar investment vehicles bear various fees and expenses, an investment in these instruments will involve certain indirect costs and transaction costs, such as brokerage commissions. These costs may be duplicative with the fees and expenses already borne, directly or indirectly, by Fund shareholders.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance for the one year period and since inception of the Fund and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for Class A shares may vary from the performance shown to the extent the expenses for that class differ from those of Class I shares. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

You can obtain updated performance information on our website at www.gottex.com.

Class I Shares Total Return
(per calendar year)

Since inception, the Class I Shares highest total return for a quarter was 1.93% (quarter ended December 31, 2014) and the lowest return for a quarter was -2.48% (quarter ended September 30, 2014).

As of June 30, 2015, the calendar year-to-date return for Class I was 2.13%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2014)

	1 Year	Since Inception(1)
Class A – Return Before Taxes (excluding 5.25% sales charge)	0.03%	0.13%
Class A – Return Before Taxes (including 5.25% sales charge)	-5.18%	-5.04%
Class I – Return Before Taxes	0.30%	0.39%
Class I – Return After Taxes on Distributions(2)	-0.35%	-0.24%
Class I – Return After Taxes on Distributions and Sale of Shares(2)	0.26%	0.06%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)(3)	4.16%	4.56%

(1)	The Fund commenced operations on December 27, 2013.
(2)	After-tax returns are calculated for Class I shares only using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to non-taxable investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary.
(3)	The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,466 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Investment Adviser

Gottex Fund Management Ltd.

Portfolio Manager(s)

Kevin Maloney PhD, Senior Managing Director of the Adviser, Co-Chief Investment Officer of the Adviser’s Alternative Solutions unit, and a Portfolio Manager of the Fund since June 2014.

Michael Azlen, Managing Director of the Adviser, Chief Investment Officer and Head of the Adviser’s Multi-Asset Solutions unit, and a Portfolio Manager of the Fund since June 2014.

Purchase and Sale of Fund Shares

Normally, you may purchase or redeem (sell) shares of the Fund on any day that the New York Stock Exchange is open for trading. Purchases and redemptions may be made by mailing an application or redemption request to Gottex Trust, P.O. Box 2175, Milwaukee, WI 53201-1623, by calling (888) 946-8839, or through your financial intermediary.

Investment Minimums	Initial	Additional
Class A Accounts (Regular, Traditional IRA, Roth IRA, SEP-IRAs, Gifts/Transfers to Minors, and Automatic Investment Plans)	$1,000	$1,000
Class I Accounts (Regular, Traditional IRA, Roth IRA, SEP-IRAs, Gifts/Transfers to Minors, and Automatic Investment Plans)	$1,000	$1,000

Tax Information

The Fund intends to make distributions that generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.